UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2020

TEXAS PACIFIC LAND CORPORATION
(Exact name of Registrant as Specified in its charter)

DELAWARE	001-39804	75-0279735
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 Pacific Avenue, Suite 2900 Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

214-969-5530

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Texas Pacific Land Corporation (“TPL Corporation”), a wholly owned subsidiary of Texas Pacific Land Trust (“TPL Trust”), previously filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form 10 (as amended, the “Registration Statement”) relating to TPL Trust’s plan to reorganize from its current structure into TPL Corporation, a corporation formed under the laws of the State of Delaware (the “corporate reorganization”). The Registration Statement included a preliminary information statement that described the corporate reorganization. On December 31, 2020, the Commission declared the Registration Statement effective.

The final information statement, dated December 31, 2020, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Information Statement of Texas Pacific Land Corporation dated December 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, TPL Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND CORPORATION

Date: December 31, 2020	By:	/s/ Robert J. Packer
Robert J. Packer
Chief Financial Officer